UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): May 24, 2021

AGEAGLE AERIAL SYSTEMS, INC.

(Exact name of registrant as specified in charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8833 E. 34th Street North

Wichita, Kansas 67226
(Address Of Principal Executive Offices) (Zip Code)

620-325-6363
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2021, AgEagle Aerial Systems Inc. (the “Company”) and J. Michael Drozd mutually agreed to Mr. Drozd’s resignation as Chief Executive Officer of the Company, effective immediately. Mr. Drozd resigned to pursue new career opportunities.

Mr. Brandon Torres Declet, the Company’s current Chief Operating Officer, has been appointed to serve as the new Chief Executive Officer of the Company. Mr. Torres Declet will not continue to serve as Chief Operating Officer.

As previously disclosed in a Current Report on Form 8-K filed on April 23, 2021, in connection with the Company’s acquisition of Measure Global, Inc. (the “April Form 8-K”) Mr. Torres Declet joined the Company as Chief Operating Officer and as a member of the board of directors on April 19, 2021. Mr. Torres Declet also currently serves as the President of Measure, the Company’s wholly-owned subsidiary. Prior to joining the Company, Mr. Torres Declet co-founded Measure Global and served as its President since 2014.

There is no arrangement or understanding between Mr. Torres Declet and any other person pursuant to which Mr. Torres Declet was appointed as Chief Executive Officer of the Company, and (ii) other than as disclosed in the April Form 8-K, Mr. Torres Declet has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K. There are no family relationships among any of our directors or executive officers and Mr. Torres Declet.

The Compensation Committee of the board of directors will re-evaluate Mr. Torres Declet’s current employment terms and compensation and make a recommendation as to whether there will be any changes. At such time that a determination is made to amend Mr. Torres Declet’s current compensation or other employment terms, the Company will file a subsequent Current Report on Form 8-K to disclose such new arrangements.

Item 7.01 Regulation FD

On May 24, 2021, the Company issued a press release announcing Mr. Drozd’s resignation as Chief Executive Officer and the appointment of Mr. Torres Declet. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	AgEagle Aerial Systems, Inc. Press Release, dated May 24, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEAGLE AERIAL SYSTEMS, INC.

	By:	/s/ Nicole Fernandez McGovern
	Name:	Nicole Fernandez McGovern
	Title:	Chief Executive Officer

Dated: May 26, 2021

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